EXHIBIT 10.3

THIRD AMENDMENT TO RIGHT TO FINANCE AGREEMENT

THIS THIRD AMENDMENT TO RIGHT TO FINANCE AGREEMENT (this "Amendment") is dated as of September 30, 2019 (the "Effective Date"), by and among FUELCELL ENERGY, INC., a Delaware corporation (the "Parent"), FUELCELL ENERGY FINANCE II, LLC, a Connecticut limited liability company, a wholly-owned subsidiary of the Parent (the "Borrower") ,and GENERATE LENDNG, LLC, a Delaware limited liability company (the "Lender").

WHEREAS, the Borrower, the Parent and the Lender are parties to a Right to Finance Agreement dated December 21, 2018, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Right to Finance"); and

WHEREAS, the Borrower, the Initial Project Company Guarantors and the Lender are parties to a Construction Loan Agreement dated as of December 21, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lender has made a construction loan facility available to the Borrower; and

WHEREAS, concurrently with the execution of this Amendment, the Borrower, the Initial Project Company Guarantors, and the Lender are entering into that certain Third Amendment to Construction Loan Agreement (the "Third Amendment"), which Third Amendment includes an acknowledgement and agreement of the Parent; and

WHEREAS, the Borrower, the Parent and the Lender have agreed to modify certain provisions of the Right to Finance, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Capitalized Terms. Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Right to Finance.

2.Amendment of the Right to Finance. Each of the parties hereto hereby agrees that, on and as of the Effective Date:

(a)The last sentence of Paragraph 6 of the Right to Finance is hereby amended by deleting such sentence in its entirety and substituting in lieu thereof the following new sentence to read in its entirety as follows:

"In addition, if the Lender exercises its right to terminate the Commitment and require repayment of the Working Capital Loans pursuant to Section 2.3(i) of the Loan Agreement, this Agreement shall terminate as of the date of such exercise of such right."

(b)Paragraph 8 of the Right to Finance is hereby amended by adding the following new sentence to the end of such Paragraph 8:

“Notwithstanding the foregoing, this Agreement shall automatically terminate and be of no further force or effect after September 30th, 2019.”

3.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

4.Counterparts; Electronic Delivery. This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

5.Successors. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.Final Agreements. This Amendment represents the final agreement of the Borrower, the Parent and the Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of the Borrower, the Parent and the Lender.

[Remainder of page intentionally blank; signature page follows.]

IN WITNESS WHEREOF, the Borrower, the Parent and the Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

BUYER:
FUELCELL ENERGY FINANCE II, LLC
By:	FuelCell Energy Finance, LLC.
Its:	Sole Member

By:	FuelCell Energy, Inc.
Its:	Sole Member

By:	/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President & Chief Financial Officer
PARENT:

FUELCELL ENERGY, INC.

By:	/s/ Michael S. Bishop
Name:	Michael S. Bishop
Title:	Executive Vice President & Chief Financial Officer

LENDER:

GENERATE LENDING, LLC. A Delaware limited liability company

By:	/s/ Matan Friedman
Name:	Matan Friedman
Title:	Manager